                                                                   EXHIBIT 10.18

                                IESI CORPORATION

                             1999 STOCK OPTION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                            ______________ ___, 200__

To:
    ----------------------
     Employee/Optionee

     This Agreement confirms the grant of an option to you effective as of ___________ __, 200__ (the "Effective Date") under the IESI Corporation 1999 Stock Option Plan (the "Plan"), upon the terms and conditions described herein. A copy of the Plan is being furnished to you concurrently with the execution of this Agreement.

1.   GRANT OF OPTION.

     1.1 Pursuant to action of the Committee under the Plan, IESI Corporation (the "Company") hereby grants to you an option to purchase (hereinafter called the "Option"), subject to the terms and conditions hereinafter set forth, an aggregate of ________ shares of the Class A Voting Common Stock of the Company (the "Option Shares") at a per share purchase price equal to ____________________ dollars ($______) (the "Exercise Price"). This grant is a matter of separate inducement and is not in lieu of salary or other compensation for your services.

     1.2 The number of Option Shares and the Exercise Price shall be adjusted by the Committee, and you shall be entitled to such adjustment, upon the occurrence of any event described in Section 5 of the Plan. An equitable adjustment shall be determined by the Committee in good faith.

2.   EXERCISE AND TERM OF THE OPTION.

     2.1 Unless accelerated under paragraph 2.2 below, this Option shall become vested and fully exercisable on the eighth anniversary of the Effective Date.

     2.2 Upon the effective date for the filing of an S-1 registration statement for an initial public offering of Common Stock ("IPO"), the exercisability of the Option shall be accelerated with respect to an additional 25% of the Option Shares on each January 1 after the Effective Date (including each January 1 occurring prior to the IPO).

     2.3 Notwithstanding the foregoing, the Option shall become fully vested and exercisable upon a Change in Control (as defined in the Plan).

     2.4 You agree that, if the Company proposes to offer for sale the Common Stock pursuant to a public offering under the Securities Act of 1933, as amended (the "Act") and if requested by the Company and any underwriter engaged by the Company for a reasonable period of time specified by the Company or such underwriter following the effective date of the registration statement filed with respect to such offering, you will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase, or otherwise dispose of any shares of the Company held by you (except for any securities sold pursuant to such registration statement) or enter into any "Hedging Transaction" (as defined below) relating to any securities of the Company held by you (including, without limitation, pursuant to Rule 144 under the Act or any successor or similar exemptive rule hereinafter in effect). Notwithstanding the foregoing, such period of time shall not exceed one hundred eighty (180) days in the case of the Company's IPO or ninety (90) days in the case of any other public offering. For purposes of this Section, "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Option Shares.

3.   CERTAIN EXERCISE REQUIREMENTS.

     3.1 If fewer than the number of Option Shares then available for purchase pursuant to the Option are purchased at any time under this Agreement, you may purchase the remaining Option Shares at any subsequent time during the term of the Option. The Option shall expire in its entirety on the tenth anniversary of the Effective Date subject to earlier termination as hereinafter provided. The Option shall not be exercised for fractional shares. Notation of any partial exercise will be made by the Company on
     Schedule 1 attached hereto.

     3.2 The Option is exercisable by you only while you are in the employ of, or providing service to, the Company or its subsidiaries as an employee, member of the Board or advisor or consultant, except as otherwise provided in the Plan.

4.   METHOD OF EXERCISE AND PAYMENT.

     4.1 Exercise of the Option shall be by written notice, in a form substantially as attached to this Agreement as Exhibit A, delivered or mailed to the Secretary of the Company at its principal office specifying the number of Option Shares as to which the Option is being exercised, and identifying the Option by date of grant. Such notice shall be accompanied by the full amount of the Exercise Price for the Option Shares to be purchased in cash or by certified check, or by delivery of whole shares of Common Stock owned by you for at least six months ("Purchased Stock") in full or partial payment of the Exercise Price. You will receive a credit against the purchase price of the Option Shares as to which the Option is being exercised equal to the Fair Market Value of such Purchased Stock as of the close of the business day immediately preceding the date of delivery of the notice of election to exercise the Option. Any Purchased Stock being delivered must be accompanied by a duly executed assignment to the Company in blank or with stock powers attached, together with a written representation that such shares of Purchased Stock are owned by you free and clear of all liens, claims and encumbrances and such other representations as the Company shall determine. Only whole shares of Purchased Stock with a Fair Market Value up to, but not exceeding, the Exercise Price of the Option Shares as to which the Option is being exercised will be accepted hereunder. Purchased Stock may be delivered at the office of the Company or at the offices of the transfer agent appointed for the transfer of shares of the Company. The Committee may, in its discretion, refuse to accept any tendered payment in the form of Purchased Stock, in which case it shall deliver the tender back to you and notify you of its refusal. In order to preserve your rights under any Option, you must, within three business days after such notification, tender to the Company the cash or certified check required to pay for the Option Shares with respect to which such Option is being exercised.

     4.2 It shall be a condition to the Company's obligation to deliver the Option Shares upon exercise of any portion of the Option that you pay, or make provisions satisfactory to the Company, for the payment of any taxes which the Company or any subsidiary is obligated to withhold or collect with respect to such exercise or otherwise with respect to the Option.

5. TRANSFERABILITY. Except as provided below, your rights under the Option may not be transferred or encumbered by transferred by you, except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p)) of the Code.

6. REGISTRATION. The Company shall not be obligated to file any registration statement under the Act or any applicable state securities laws to permit exercise of the Option or to issue any Option Shares in violation of the Act or any applicable state securities laws. Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

     The foregoing legend may not be required for Option Shares issued pursuant to an effective registration statement under the Act and in accordance with applicable state securities laws.

7. INCORPORATION OF PLAN PROVISIONS. This Agreement is made pursuant to the Plan and is subject to all the terms and provisions of the Plan as if the same were fully set forth herein. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Plan.

8. SHAREHOLDER RIGHTS. You shall not be, nor have any of the rights or privileges of, a holder of Common Stock in respect of any Option Shares purchasable upon the exercise of the Option, including any rights regarding voting or payment of dividends, unless and until a certificate representing such Option Shares has been delivered to you.

9. MISCELLANEOUS. This Agreement: (a) shall be binding upon and inure to the benefit of any successor of the Company and your successors, assigns and estate, including your executors, administrators and trustees; (b) shall be governed by the laws of the State of Delaware and any applicable laws of the United States; and (c) may not be amended except in writing and signed by both parties hereto.

     It is your intent and that of the Company that this Option is not classified as an "incentive stock option" within the meaning of Section 422(b) of the Code, and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

     To confirm your acceptance of the foregoing, please sign and return one copy of this Agreement to Thomas J. Cowee, Senior VP and CFO, IESI Corporation.

                               AGREED AND ACCEPTED
                             ____________ ___, 200__

                                         IESI CORPORATION
---------------------------------
Employee/Optionee


                                         By:
---------------------------------           ------------------------------------
Print Employee/Optionee Name                   Charles F. Flood
                                               President and CEO

                                                                       EXHIBIT A

                                IESI CORPORATION

                           STOCK OPTION EXERCISE FORM

                                     ------------------
                                     (Date)

IESI Corporation
6125 Airport Freeway
Suite 202
Haltom City, TX 76117
Attention: Thomas J. Cowee, Senior VP and CFO

Dear Sir/Madam:

     The undersigned elects to exercise the Option to purchase ______ shares of the Class A Voting Common Stock of IESI Corporation (the "Company") under and pursuant to the Non-Qualified Stock Option Agreement (the "Agreement") between the Company and the undersigned dated as of January 1, 2001.

          Delivered herewith in payment of the option price is:

          1.   a check in the amount of $_____ and/or

          2. certificates for ___ shares of common stock of the Company, valued at $___________ with appropriate stock powers attached thereto, which shares are owned by the undersigned free and clear of all liens, claims and encumbrances.

     If the shares of the Company's Class A Voting Common Stock to be delivered to the undersigned upon this Option exercise are not subject to a current registration statement filed under the Securities Act of 1933, as amended (the "Act"), I hereby represent and agree that all of the shares of common stock being purchased hereunder are being acquired for investment and not with the view to the sale or distribution thereof, and that I understand that such shares of common stock are not currently registered under the Act and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred in the absence of registration under the Act or an opinion of counsel, which opinion is satisfactory to the Company to the effect that such registration is not required.

     I hereby authorize the Company or any subsidiary corporation by which I am employed to withhold from any cash compensation paid to me, or in my behalf, an amount sufficient to discharge any Federal, State and local wage withholding taxes imposed on the Company, or the subsidiary corporation by which I am employed, in respect of my Option exercise of the Option. I agree that the Company, or the subsidiary corporation by which I am employed, may, in its discretion, hold the stock certificate to which I am entitled upon exercise of the Option, as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated.

                                         Sincerely,


                                         ---------------------------------------
                                         Employee/Optionee


                                         ---------------------------------------
                                         Print Employee/Optionee Name

SCHEDULE 1
NOTATION AS TO PARTIAL EXERCISE

                Number of       Balance of      Company Secretary
Date of         Shares          Shares on       or Ass't Secretary     Notation
Exercise        Purchased       Option          Signature              Date
--------        ---------       ------          ---------              ----
